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                                                               EXHIBIT 23.1

                       INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Pre-Effective Amendment No. 1 to Registration Statement No. 333-43598 on Form S-1 of InfoSpace, Inc. (formerly InfoSpace.com, Inc.) of our report dated March 17, 2000, appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.

                                          /s/ Deloitte & Touche LLP

Seattle, Washington

August 30, 2000